Exhibit 99.2

AmerUs Group Co.

Financial Supplement
Second Quarter 2004

AmerUs Group Co.

Financial Highlights
($ in thousands, except for per share data)

	For The Three Months Ended		For The Six Months Ended
	June 30,		June 30,
	2004	2003	2004	2003
Earnings:
Net Income	$48,776	$43,711	$81,905	$79,501
Adjustments for:
Realized/unrealized (gains) losses on open block assets	6,044	(10,639)	22,132	(15,916)
Net amortization of DAC, VOBA and bonus interest due to open block gains or losses	(21)	2,093	889	6,398
Net effect of derivative related market value adjustments	860	(3,092)	(622)	(3,075)
Restructuring costs	—	8,210	—	10,233
Other income from non-insurance operations	(815)	(136)	(696)	(374)
Reinsurance adjustments	—	(2,505)	—	(2,505)
Income tax items	(13,109)	—	(18,291)	—
Income from discontinued operations	—	(535)	(3,899)	(1,022)
Cumulative effect of change in accounting	—	—	510	—

Adjusted Net Operating Income (1)	$41,735	$37,107	$81,928	$73,240

Basic Earnings Per Share:
Adjusted Net Operating Income per Share (2)	$1.06	$0.95	$2.08	$1.87
Net Income per Share	$1.24	$1.12	$2.08	$2.03
Weighted Average Shares Outstanding	39,327	39,162	39,342	39,112
Diluted Earnings Per Share:
Adjusted Net Operating Income per Share (2)	$1.02	$0.94	$2.02	$1.86
Net Income per Share	$1.20	$1.11	$2.02	$2.02
Weighted Average Shares Outstanding	40,760	39,404	40,619	39,355

	6/30/2004	12/31/2003
Capitalization:
Bank Borrowings	$—	$27,000
Senior Notes	125,000	125,000
PRIDES	143,750	143,750
OCEANs	188,468	187,723
Surplus Note	25,000	25,000
Other Borrowings	12,865	36,873
Capital Securities - AmerUs Capital I	50,755	50,755

Total Notes Payable	545,838	596,101
Stockholders’ Equity (excluding AOCI) (5)	1,401,824	1,325,292

Total Capitalization (excluding AOCI) (5)	$1,947,662	$1,921,393

AOCI - Unrealized Gains / (Losses)	22,240	84,519

Total Capitalization (including AOCI)	$1,969,902	$2,005,912

Book Value per Share (3) (5):
including AOCI	$36.44	$35.97
excluding AOCI	$35.87	$33.81
Debt-to-Capital Ratio (4):
Standard & Poor’s	13.03%	16.02%
Moody’s	21.92%	24.84%

(1)	The Company views Adjusted Net Operating Income, a non-GAAP financial measure, as an important indicator of financial performance. When presented with net income, the combined presentation can enhance an investor’s understanding of AmerUs Group’s underlying profitability and normalized results from operations. Non-GAAP measures are also used for goal setting, determining employee and management compensation and evaluating our performance on a comparable basis to that used by security analysts.

(2)	Adjusted Net Operating Income per Share is a non-GAAP financial measure which is derived from Adjusted Net Operating Income in the same manner that Net Income per Share is derived from Net Income. Management uses this measure for the reasons and purposes detailed in footnote (1) above.

(3)	Common shares outstanding at 6/30/2004 and 12/31/2003 were 39,084,296 and 39,194,602, respectively.

(4)	Debt-to-Capital Ratio excludes AOCI and is therefore a non-GAAP financial measure. For Standard & Poor’s, the OCEANs, PRIDES, and AmerUs Capital I are treated as 100% equity, except to the extent the sum of these securities exceeds 15% of total capitalization. The amount in excess of 15% of capitalization was $90,823 and $94,019 as of June 30, 2004 and December 31, 2003, respectively. For Moody’s, AmerUs Capital I is treated as 100% debt, the OCEANs are treated as 75% debt and 25% equity, and the PRIDES are treated as 50% debt and 50% equity. Management believes that excluding accumulated other comprehensive income assists investors in understanding the underlying performance of the Company by eliminating the effect of unrealized gains and losses on available-for-sale investment securities which fluctuate with market conditions.

(5)	Stockholders’ equity, total capitalization and book value (excluding AOCI) are non-GAAP financial measures which management uses for the reasons and purposes detailed in footnote (4) above.

AmerUs Group Co.

Consolidated Income Statement

($ in thousands)

	For The Three Months Ended		For The Six Months Ended
	June 30,		June 30,
	2004	2003	2004	2003
Revenues:
Insurance premiums	$63,791	$79,637	$134,528	$161,242
Product charges	54,284	48,703	103,846	95,534
Net investment income	251,311	251,707	508,186	506,820
Realized/unrealized capital gains (losses)	(44,550)	58,969	(44,635)	66,824
Other income:
Income from Independent Marketing Organizations	14,221	12,867	28,858	24,558
Other	4,877	4,390	9,843	9,054

Total Revenue	343,934	456,273	740,626	864,032
Benefits and Expenses:
Policyowner benefits — traditional life	69,051	77,541	131,816	149,398
Policyowner benefits — investment and UL contracts	99,299	184,224	274,963	335,727
Underwriting, acquisition and other expenses:
Operating expenses	33,524	23,330	62,628	54,220
Expenses from Independent Marketing Organizations	12,213	10,113	23,710	19,579
Restructuring costs	—	12,670	—	15,864
Amortization - DAC/VOBA	51,276	41,995	100,447	82,523
Amortization - DAC/VOBA realized gains / (losses)	7,002	3,907	5,742	10,452

Total underwriting, acquisition and other expenses	104,015	92,015	192,527	182,638
Interest expense:
Interest on bank debt	—	708	123	1,547
Interest on Senior Notes	2,172	2,172	4,344	4,343
Interest on Capital Securities (AmerUs Capital I)	1,123	1,064	2,128	2,128
Interest on Capital Securities (AmerUs Capital II)	—	3	—	6
Interest on PRIDES	1,998	712	3,996	712
Interest on OCEANs	1,839	1,841	3,677	3,677
Interest on Surplus Note	541	541	1,083	1,083
Interest on other borrowings	263	534	983	878

Total interest expense	7,936	7,575	16,334	14,374
Dividends to policyowners	10,936	29,740	36,420	64,314

Income before income tax expense	52,697	65,178	88,566	117,581
Income tax (expense)	(3,921)	(22,002)	(10,050)	(39,102)
Income from discontinued operations, net of tax	—	535	3,899	1,022
Cumulative effect of change in accounting, net of tax	—	—	(510)	—

Net income	$48,776	$43,711	$81,905	$79,501

Weighted Average Common Shares Outstanding:
Basic	39,327,182	39,161,780	39,342,363	39,112,346
Diluted	40,760,364	39,404,467	40,619,242	39,354,894

AmerUs Group Co.

Operating Segment Income

($ in thousands)

     For The Three Months Ended June 30, 2004

	Protection	Accumulation		Total
	Products	Products	All Other	Consolidated
Revenues:
Insurance premiums	$62,427	$859	$505	$63,791
Product charges	41,640	12,644	—	54,284
Net investment income	81,186	168,218	1,907	251,311
Realized/unrealized gains (losses) on closed block investments	(4,473)	—	—	(4,473)
Other income	928	16,847	(37)	17,738

	181,708	198,568	2,375	382,651
Benefits and expenses:
Policyowner benefits	91,205	114,261	(179)	205,287
Underwriting, acquisition, and other expenses	19,115	20,219	6,403	45,737
Amortization of DAC and VOBA, net of open block loss adjustment of $7,002	25,527	25,749	—	51,276
Dividends to policyowners	10,934	2	—	10,936

	146,781	160,231	6,224	313,236

Segment pre-tax operating income	$34,927	$38,337	$(3,849)	69,415

Realized/unrealized gains (losses) on open block assets				(8,851)
Unrealized gains (losses) on open block options and trading investments				(31,226)
Change in option value of equity indexed products and market value adjustments on total return strategy annuities				37,288
Cash flow hedge amortization				(351)
Amortization of DAC and VOBA due to open block gains and losses				(7,002)
Other income from non-insurance operations				1,360

Income from continuing operations				60,633
Interest (expense)				(7,936)
Income tax (expense)				(3,921)

Net income				$48,776

AmerUs Group Co.

Operating Segment Income

($ in thousands)

     For The Three Months Ended June 30, 2003

	Protection	Accumulation		Total
	Products	Products	All Other	Consolidated
Revenues:
Insurance premiums	$76,512	$1,059	$485	$78,056
Product charges	39,804	8,899	—	48,703
Net investment income	80,706	168,183	2,818	251,707
Realized/unrealized gains (losses) on closed block investments	275	—	—	275
Other income	993	15,647	391	17,031

	198,290	193,788	3,694	395,772
Benefits and expenses:
Policyowner benefits	92,614	126,512	(130)	218,996
Underwriting, acquisition, and other expenses	21,175	16,779	3,655	41,609
Amortization of DAC and VOBA, net of open block gain adjustment of $3,907	20,918	21,077	—	41,995
Dividends to policyowners	29,740	—	—	29,740

	164,447	164,368	3,525	332,340

Segment pre-tax operating income	$33,843	$29,420	$169	63,432

Realized/unrealized gains (losses) on open block assets				16,374
Unrealized gains (losses) on open block options and trading investments				42,320
Change in option value of equity indexed products and market value adjustments on total return strategy annuities				(35,811)
Cash flow hedge amortization				(1,065)
Amortization of DAC and VOBA due to open block gains and losses				(3,907)
Reinsurance adjustments				3,854
Restructuring costs				(12,670)
Other income from non-insurance operations				226

Income from continuing operations				72,753
Interest (expense)				(7,575)
Income tax (expense)				(22,002)
Income from discontinued operations, net of tax				535

Net income				$43,711

AmerUs Group Co.

Operating Segment Income

($ in thousands)

     For The Six Months Ended June 30, 2004

	Protection	Accumulation		Total
	Products	Products	All Other	Consolidated
Revenues:
Insurance premiums	$132,143	$1,582	$803	$134,528
Product charges	77,099	26,747	—	103,846
Net investment income	162,444	342,481	3,261	508,186
Realized/unrealized gains (losses) on closed block investments	(3,643)	—	—	(3,643)
Other income	1,834	34,235	1,471	37,540

	369,877	405,045	5,535	780,457
Benefits and expenses:
Policyowner benefits	184,600	235,079	(158)	419,521
Underwriting, acquisition, and other expenses	36,073	38,948	11,317	86,338
Amortization of DAC and VOBA, net of open block loss adjustment of $5,742	44,768	55,679	—	100,447
Dividends to policyowners	36,418	2	—	36,420

	301,859	329,708	11,159	642,726

Segment pre-tax operating income	$68,018	$75,337	$(5,624)	137,731

Realized/unrealized gains (losses) on open block assets				(33,581)
Unrealized gains (losses) on open block options and trading investments				(7,411)
Change in option value of equity indexed products and market value adjustments on total return strategy annuities				13,555
Cash flow hedge amortization				(813)
Amortization of DAC and VOBA due to open block gains and losses				(5,742)
Other income from non-insurance operations				1,161

Income from continuing operations				104,900
Interest (expense)				(16,334)
Income tax (expense)				(10,050)
Income from discontinued operations, net of tax				3,899
Cumulative effect of change in accounting, net of tax				(510)

Net income				$81,905

AmerUs Group Co.

Operating Segment Income

($ in thousands)

     For The Six Months Ended June 30, 2003

	Protection	Accumulation		Total
	Products	Products	All Other	Consolidated
Revenues:
Insurance premiums	$156,673	$2,242	$747	$159,662
Product charges	76,142	19,392	—	95,534
Net investment income	164,452	337,856	4,512	506,820
Realized/unrealized gains (losses) on closed block investments	7,344	—	—	7,344
Other income	2,046	30,413	531	32,990

	406,657	389,903	5,790	802,350
Benefits and expenses:
Policyowner benefits	193,282	256,374	(110)	449,546
Underwriting, acquisition, and other expenses	41,616	32,714	7,635	81,965
Amortization of DAC and VOBA, net of open block gain adjustment of $10,452	40,482	42,041	—	82,523
Dividends to policyowners	64,314	—	—	64,314

	339,694	331,129	7,525	678,348

Segment pre-tax operating income	$66,963	$58,774	$(1,735)	124,002

Realized/unrealized gains (losses) on open block assets				24,453
Unrealized gains (losses) on open block options and trading investments				35,027
Change in option value of equity indexed products and market value adjustments on total return strategy annuities				(27,209)
Cash flow hedge amortization				(2,478)
Amortization of DAC and VOBA due to open block gains and losses				(10,452)
Reinsurance adjustments				3,854
Restructuring costs				(15,864)
Other income from non-insurance operations				622

Income from continuing operations				131,955
Interest (expense)				(14,374)
Income tax (expense)				(39,102)
Income from discontinued operations, net of tax				1,022

Net income				$79,501

AmerUs Group Co.

Consolidated Balance Sheets

($ in thousands)

	June 30,	December 31,
	2004	2003
ASSETS:
Investments:
Securities available-for-sale at fair value:
Fixed maturity securities	$14,428,207	$13,944,961
Equity securities	77,818	74,890
Short-term investments	20,426	28,556
Securities held for trading purposes:
Fixed maturity securities	1,848,933	2,089,502
Equity securities	5,507	1,652
Short-term investments	580	591
Mortgage loans	843,624	968,572
Real estate	33	33
Policy loans	486,087	494,646
Other investments	328,754	339,436

Total investments	18,039,969	17,942,839
Cash and cash equivalents	459,209	274,150
Accrued investment income	207,531	205,492
Premiums, fees and other receivables	41,869	42,761
Reinsurance receivables	722,097	663,452
Deferred policy acquisition costs	1,266,258	1,021,856
Capitalized bonus interest	130,865	98,274
Value of business acquired	408,482	419,582
Goodwill	226,291	224,075
Property and equipment	48,218	48,849
Other assets	299,125	311,305
Separate account assets	254,939	261,657
Assets of discontinued operations	—	27,950

Total Assets	$22,104,853	$21,542,242

AmerUs Group Co.

Consolidated Balance Sheets

($ in thousands)

	June 30,	December 31,
	2004	2003
LIABILITIES:
Policyowner reserves and policyowner funds:
Future life and annuity policy benefits	$17,313,623	$16,994,255
Policyowner funds	1,423,847	1,306,160

Sub-total	18,737,470	18,300,415
Accrued expenses and other liabilities	747,643	443,589
Dividends payable to policyowners	254,378	321,233
Policy and contract claims	47,343	58,880
Income taxes payable	38,545	50,274
Deferred income taxes	54,633	80,861
Notes payable:
Bank debt	—	27,000
Senior notes	125,000	125,000
PRIDES	143,750	143,750
OCEANs	188,468	187,723
Surplus note	25,000	25,000
AmerUs Capital I	50,755	50,755
Other borrowings	12,865	36,873
Separate account liabilities	254,939	261,657
Liabilities of discontinued operations	—	19,421

Total Liabilities	20,680,789	20,132,431
STOCKHOLDERS’ EQUITY:
Preferred Stock, no par value, 20,000,000 shares authorized, none issued	—	—
Common Stock, no par value, 230,000,000 shares authorized; 43,919,601 shares issued and 39,084,296 shares outstanding in 2004; 43,836,608 shares issued and 39,194,602 shares outstanding in 2003	43,920	43,836
Additional paid-in capital	1,187,189	1,184,237
Accumulated other comprehensive income (loss)	22,240	84,519
Unearned compensation	(1,440)	(1,361)
Retained earnings	336,911	255,006
Treasury stock, at cost (4,835,305 shares in 2004 and 4,642,006 shares in 2003)	(164,756)	(156,426)

Total Stockholders’ Equity	1,424,064	1,409,811

Total Liabilities and Stockholders’ Equity	$22,104,853	$21,542,242

AmerUs Group Co.

Consolidated Balance Sheet

($ in thousands)

June 30, 2004

		AOCI	Without
	GAAP	Adjustment	AOCI Adjustments (1)
ASSETS:
Investments:
Securities available-for-sale at fair value:
Fixed maturity securities	$14,428,207	$(151,327)	$14,276,880
Equity securities	77,818	(1,132)	76,686
Short-term investments	20,426	(77)	20,349
Securities held for trading purposes:
Fixed maturity securities	1,848,933	—	1,848,933
Equity securities	5,507	—	5,507
Short-term investments	580	—	580
Mortgage loans	843,624	—	843,624
Real estate	33	—	33
Policy loans	486,087	—	486,087
Other investments	328,754	(1,257)	327,497

Total invested assets	18,039,969	(153,793)	17,886,176
Cash and cash equivalents	459,209	—	459,209
Accrued investment income	207,531	—	207,531
Premiums, fees and other receivables	41,869	—	41,869
Reinsurance receivables	722,097	—	722,097
Deferred policy acquisition costs	1,266,258	(12,089)	1,254,169
Capitalized bonus interest	130,865	(1,421)	129,444
Value of business acquired	408,482	67,375	475,857
Goodwill	226,291	—	226,291
Property and equipment	48,218	—	48,218
Other assets	299,125	—	299,125
Separate account assets	254,939	—	254,939

Total Assets	$22,104,853	$(99,928)	$22,004,925

(1)	This column represents the Company’s assets exclusive of accumulated other comprehensive income (AOCI) adjustments and is a non-GAAP financial measure. The comparable GAAP numbers are presented in the first column. The non-GAAP presentation is used to assist investors and analysts in identifying market value related adjustments related to AOCI.

AmerUs Group Co.

Consolidated Balance Sheet

($ in thousands)

June 30, 2004

		AOCI	Without
	GAAP	Adjustment	AOCI Adjustments (1)
LIABILITIES:
Policyowner reserves and policyowner funds:
Future life and annuity policy benefits	$17,313,623	$—	$17,313,623
Policyowner funds	1,423,847	(1,674)	1,422,173

	18,737,470	(1,674)	18,735,796
Accrued expenses and other liabilities	747,643	(10,468)	737,175
Dividends payable to policyowners	254,378	(53,907)	200,471
Policy and contract claims	47,343	—	47,343
Income taxes payable	38,545	—	38,545
Deferred income taxes	54,633	(11,639)	42,994
Debt:
Senior notes	125,000	—	125,000
PRIDES	143,750	—	143,750
OCEANs	188,468	—	188,468
Surplus note	25,000	—	25,000
AmerUs Capital I	50,755	—	50,755
Other borrowings	12,865	—	12,865
Separate Account liabilities	254,939	—	254,939

Total Liabilities	20,680,789	(77,688)	20,603,101
STOCKHOLDERS’ EQUITY:
Preferred Stock, no par value, 20,000,000 shares authorized, none issued	—	—	—
Common Stock, no par value, 230,000,000 shares authorized; 43,919,601 shares issued and 39,084,296 shares outstanding in 2004	43,920	—	43,920
Additional paid-in capital	1,187,189	—	1,187,189
Accumulated other comprehensive income (loss)	22,240	(22,240)	—
Unearned compensation	(1,440)	—	(1,440)
Retained earnings	336,911	—	336,911
Treasury stock, at cost (4,835,305 shares in 2004)	(164,756)	—	(164,756)

Total Stockholders’ Equity	1,424,064	(22,240)	1,401,824

Total Liabilities and Stockholders’ Equity	$22,104,853	$(99,928)	$22,004,925

(1)	This column represents the Company’s assets exclusive of accumulated other comprehensive income (AOCI) adjustments and is a non-GAAP financial measure. The comparable GAAP numbers are presented in the first column. The non-GAAP presentation is used to assist investors and analysts in identifying market value related adjustments related to AOCI.

\

AmerUs Group Co.
Product Mix
($ in thousands)

	For The Three Months Ended		For The Six Months Ended
	June 30,		June 30,
	2004	2003	2004	2003
Protection Products Repetitive Premiums (1):
Whole Life	$3	$18	$8	$220
Interest-Sensitive Whole Life	1,411	5,818	4,829	12,838
Term Life	3,577	3,628	7,147	7,340
Universal Life	9,235	9,438	16,769	16,378
Equity Indexed Life	19,291	11,750	36,594	25,227

Sub-total	33,517	30,652	65,347	62,003
Term Life from Private Label Sales (2)	—	1,756	—	3,693

Total Repetitive Premiums	$33,517	$32,408	$65,347	$65,696

Accumulation Deposits (1):
Annuity Premiums:
Deferred Fixed Annuity:
Traditional Annuity	$78,577	$101,200	$160,747	$243,862
Equity Indexed Annuity	348,482	367,255	645,357	600,445
Variable Annuity	806	901	1,658	1,888
Funding Agreements	85,000	—	85,000	—

Total Accumulation Deposits	$512,865	$469,356	$892,762	$846,195

(1)	Repetitive premiums and deposits for an insurance company are performance measures. Sales and deposits are presented in accordance with industry practice and represent the amount of new business sold during the period. We believe sales are a measure of the productivity of our distribution networks. Sales and deposits are also a leading indicator of future revenue trends. However, revenues are driven by prior period sales as well as current period sales.

(2)	Represents the Company’s share of private label sales.

AmerUs Group Co.
Sources of Business
($ in thousands)

	For The Three Months Ended		For The Six Months Ended
	June 30,		June 30,
	2004	2003	2004	2003
Protection Products Repetitive Premiums (1):
Preferred Producer (Career)	$8,691	$6,251	$14,972	$12,221
Personal producing general agent (PPGA)	14,310	13,975	29,751	30,830
Independent Agent Force (2)	10,516	10,426	20,624	18,952

Total Repetitive Premium	33,517	30,652	65,347	62,003
Private Label Distribution (3)	—	1,756	—	3,693

Total Repetitive Premiums	$33,517	$32,408	$65,347	$65,696

Accumulation Deposits (1):
Preferred Producer (Career)	$32,666	$38,094	$65,196	$82,063
Personal Producing General Agent (PPGA)	6,046	11,679	13,861	19,253
Bank Distribution	3,691	8,291	8,429	18,950
Independent Agent Force (2)	385,462	411,292	720,276	725,929
Funding Agreements	85,000	—	85,000	—

Total Accumulation Deposits	$512,865	$469,356	$892,762	$846,195

(1)	Repetitive premiums and deposits for an insurance company are performance measures. Sales and deposits are presented in accordance with industry practice and represent the amount of new business sold during the period. We believe sales are a measure of the productivity of our distribution networks. Sales and deposits are also a leading indicator of future revenue trends. However, revenues are driven by prior period sales as well as current period sales.

(2)	Independent agent premiums through brokerages are included with all other independent agent premiums.

(3)	Represents the Company’s share of private label sales.

AmerUs Group Co.

Investment Summary

(Including Closed Block)

($ in thousands)

	June 30, 2004
Portfolio Composition:	Amortized Cost	Unrealized Gain	Unrealized Loss	Carrying Value
Cash and cash equivalents	459,209	—	—	459,209
Securities available-for-sale:
Investment grade bonds	13,174,009	345,973	(212,364)	13,307,618
Non-investment grade bonds	1,102,871	41,942	(24,224)	1,120,589
Equity securities	76,685	1,498	(365)	77,818
Short-term investments	20,349	88	(11)	20,426
Securities for trading:
Investment grade bonds	1,722,146	—	—	1,722,146
Non-investment grade bonds	126,787	—	—	126,787
Equity securities	5,507	—	—	5,507
Short-term investments	580	—	—	580
Loans	843,624	—	—	843,624
Real estate	33	—	—	33
Policy loans	486,087	—	—	486,087
Other invested assets	328,076	678	—	328,754

Total	18,345,963	390,179	(236,964)	18,499,178

	December 31, 2003
Portfolio Composition:	Amortized Cost	Unrealized Gain	Unrealized Loss	Carrying Value
Cash and cash equivalents	274,150	—	—	274,150
Securities available-for-sale:
Investment grade bonds	12,440,984	526,455	(106,630)	12,860,809
Non-investment grade bonds	1,033,917	62,270	(12,035)	1,084,152
Equity securities	72,796	2,467	(373)	74,890
Short-term investments	27,882	675	(1)	28,556
Securities for trading:
Investment grade bonds	1,929,802	—	—	1,929,802
Non-investment grade bonds	159,700	—	—	159,700
Equity securities	1,652	—	—	1,652
Short-term investments	591	—	—	591
Loans	968,572	—	—	968,572
Real estate	33	—	—	33
Policy loans	494,646	—	—	494,646
Other invested assets	338,902	534	—	339,436

Total	17,743,627	592,401	(119,039)	18,216,989

Investment Portfolio Data (1):	June 30, 2004	December 31, 2003
Average NAIC Rating	1.48	1.48
Average Life	8.13	7.63
Effective Duration	5.50	5.42
GAAP Effective Book Yield — Fixed Income	5.72	5.61

	June 30, 2004
High Yield Securities:	Amortized Cost	% of FMS	% of TIA (2)
NAIC 3	791,255	4.91%	4.31%
NAIC 4	413,305	2.56%	2.25%
NAIC 5	20,993	0.13%	0.12%
NAIC 6	4,105	0.03%	0.02%

Total	1,229,658	7.63%	6.70%

	December 31, 2003
High Yield Securities:	Amortized Cost	% of FMS	% of TIA (2)
NAIC 3	765,881	4.92%	4.32%
NAIC 4	368,151	2.37%	2.07%
NAIC 5	50,089	0.32%	0.28%
NAIC 6	9,497	0.06%	0.05%

Total	1,193,618	7.67%	6.72%

(1) Investment portfolio data reflects fixed maturity securities (FMS) managed by AmerUs Capital Management.

(2) TIA — Total Invested Assets

AmerUs Group Co.

Investment Summary

(Including Closed Block)

($ in thousands)

	June 30, 2004			December 31, 2003
Fixed Maturity Securities by Category:	Market Value	% of FMS	% of TIA	Market Value	% of FMS	% of TIA
Government	597,369	3.7%	3.2%	742,209	4.6%	4.1%
Public Credit	8,917,752	54.8%	48.2%	8,537,671	53.2%	46.9%
Private Credit	1,920,454	11.8%	10.4%	1,940,299	12.1%	10.7%
Below Investment Grade	1,247,377	7.7%	6.7%	1,243,852	7.8%	6.8%
Mortgage-Backed (MBS)	1,902,903	11.7%	10.3%	2,014,701	12.6%	11.0%
Commercial Mortgage-Backed (CMBS)	1,041,667	6.4%	5.6%	977,126	6.1%	5.4%
Asset-Backed (ABS)	575,954	3.5%	3.1%	462,259	2.9%	2.5%
Redeemable Preferred Stock	73,664	0.4%	0.5%	116,346	0.7%	0.6%

Total	16,277,140	100.0%	88.0%	16,034,463	100.0%	88.0%

		June 30, 2004			December 31, 2003
Fixed Maturity Securities by Quality:		Market Value	% of FMS	% of TIA	Market Value	% of FMS	% of TIA
NAIC Rating	S&P Equivalent
1	A- or higher	10,058,092	61.8%	54.4%	9,922,944	61.8%	54.5%
2	BBB- to BBB+	4,971,672	30.6%	26.8%	4,867,666	30.4%	26.7%

	Investment Grade	15,029,764	92.4%	81.2%	14,790,610	92.2%	81.2%

3	BB- to BB+	800,042	4.9%	4.3%	801,175	5.0%	4.4%
4	B- to B+	417,936	2.6%	2.3%	383,126	2.4%	2.1%
5 & 6	CCC or lower	29,398	0.1%	0.2%	59,552	0.4%	0.3%

	Below Investment Grade	1,247,376	7.6%	6.8%	1,243,853	7.8%	6.8%

	Total	16,277,140	100.0%	88.0%	16,034,463	100.0%	88.0%

	June 30, 2004			December 31, 2003
Fixed Maturity Securities by Industry Sector:	Market Value	% of FMS	% of TIA	Market Value	% of FMS	% of TIA
Basic Industry	809,485	5.0%	4.4%	755,957	4.7%	4.2%
Capital Goods	810,765	5.0%	4.4%	864,989	5.4%	4.7%
Communications	1,172,037	7.2%	6.3%	1,124,744	7.0%	6.2%
Consumer Cyclical	1,106,833	6.8%	6.0%	981,486	6.1%	5.4%
Consumer Non Cyclical	1,721,803	10.6%	9.3%	1,701,752	10.6%	9.3%
Energy	989,542	6.1%	5.3%	965,482	6.0%	5.3%
Technology	212,425	1.3%	1.1%	245,727	1.5%	1.4%
Transportation	512,266	3.1%	2.8%	462,694	2.9%	2.5%
Industrial Other	163,277	1.0%	0.9%	154,507	1.0%	0.9%
Utilities	1,648,901	10.1%	8.9%	1,547,975	9.7%	8.5%
Financial Institutions	2,458,729	15.1%	13.3%	2,427,920	15.2%	13.3%

Sub-total	11,606,063	71.3%	62.7%	11,233,233	70.1%	61.7%
Other (1)	4,671,077	28.7%	25.3%	4,801,230	29.9%	26.3%

Total	16,277,140	100.0%	88.0%	16,034,463	100.0%	88.0%

(1) Includes foreign and domestic government, asset-backed securities, mortgage-backed securities, and collateralized mortgage-backed securities

	June 30, 2004			December 31, 2003
Mortgage Backed Securities:	Market Value	% of MBS	% of TIA	Market Value	% of MBS	% of TIA
Pass-thru	1,289,832	67.8%	7.0%	1,408,836	69.9%	7.8%
Planned Amortization Class (PACs)	419,909	22.0%	2.3%	485,320	24.1%	2.7%
Sequential Pay	172,730	9.1%	0.9%	95,655	4.7%	0.5%
Subordinated	—	—	—	1,333	0.1%	0.0%
Adjustable Rate Mortgages (ARMs)	20,432	1.1%	0.1%	23,505	1.2%	0.1%
Z bonds	—	—	—	52	0.0%	—

Total	1,902,903	100.0%	10.3%	2,014,701	100.0%	11.1%

AmerUs Group Co.
Policyowner Liability Characteristics — Annuities

($ in thousands)

June 30, 2004

			Equity Indexed
	Fixed	Equity Indexed	Derivatives	Equity Indexed
	Annuities	Annuities	Market Value	Annuities
	Account Value	Account Value (4)	Adjustment	GAAP Reserves
FIXED DEFERRED ANNUITY SURRENDER CHARGE %:
Accrual Adjustment	$—	$47,953	$(5,036)	$42,917
No surrender charge	1,622,361	44,007	927	44,934
1 percent	99,239	10,839	316	11,155
2 percent	149,055	21,260	1,074	22,334
3 percent	166,118	46,753	2,850	49,603
4 percent	339,720	280,947	23,795	304,742
5 percent	1,080,173	507,987	48,077	556,064
6 percent	514,254	285,818	23,137	308,955
7 percent	484,362	98,956	4,197	103,153
8 percent	469,539	213,695	5,263	218,958
9 percent	487,045	322,847	7,430	330,277
10 percent or greater	1,343,562	2,813,041	28,263	2,841,304

Total	$6,755,428	$4,694,103	$140,293	$4,834,396

MARKET VALUE ADJUSTMENT PROTECTION:
MVA provision on contract	$290,978	$1,072,407	$4,836	$1,077,243
Total return strategy	—	1,585,233	111,801	1,697,034
Non-MVA	6,464,450	2,036,463	23,656	2,060,119

Total	$6,755,428	$4,694,103	$140,293	$4,834,396

FIXED ANNUITY-INTEREST GUARANTEE PERIOD:
Monthly guarantee	$260,326	$—	$—	$—
Quarterly	—	—	—	—
1 Year	5,273,845	—	—	—
Multi-year	1,202,269	—	—	—
Bailout	18,988	—	—	—
Cumulative floor (1)	—	4,694,103	140,293	4,834,396

Total	$6,755,428	$4,694,103	$140,293	$4,834,396

FIXED ANNUITY-ULTIMATE MINIMUM GUARANTEE RATE:
2 percent	$232,108	$—	$—	$—
3 percent	3,092,587	—	—	—
3.25 percent	528,716	—	—	—
3.50 percent	719,490	—	—	—
4 percent	2,126,325	—	—	—
4.5 percent	56,202	—	—	—
5 percent	—	—	—	—
Greater than 5 percent	—	—	—	—
Cumulative floor (1)	—	4,694,103	140,293	4,834,396

Total	$6,755,428	$4,694,103	$140,293	$4,834,396

CREDITED RATE VS. MINIMUM
GUARANTEED RATE DIFFERENTIAL (2) (3):
No Differential	$5,014,102	$—	$—	$—
0.0% - 0.5%	206,684	—	—	—
0.5% - 1.0%	91,184	—	—	—
1.0% - 1.5%	108,136	—	—	—
1.5% - 2.0%	63,356	—	—	—
2.0% - 2.5%	225,001	—	—	—
2.5% - 3.0%	66,454	—	—	—
Greater Than 3.0%	980,511	—	—	—
Cumulative floor (1)	—	4,694,103	140,293	4,834,396

Total	$6,755,428	$4,694,103	$140,293	$4,834,396

(1)	Equity indexed products provide guarantees based on a cumulative floor over the term of the product.

(2)	Recent issues may contain bonus interest rates ranging from 1.5% to 3.0%.

(3)	Includes products with multi-year interest rate guarantees for which the credited rate cannot be decreased until the end of the multi-year period. At the end of the multi-year guarantee period, we will have the ability to lower the crediting rate to the minimum guaranteed rate by an average decrease of approximately 275 basis points

(4)	Account value is a non-GAAP financial measure for equity-indexed products. For GAAP, equity-indexed product liabilities are to be stated at fair value in accordance with accounting for derivatives. The comparable GAAP measure is presented in the last column and the difference is the derivative market adjustment in the third column. The non-GAAP measure presentation is used by management to analyze potential future surrender charge income.

AmerUs Group Co.

Annuity Segment Spread

($ in thousands)

	Rolling 12 Months Ended
	June 30,
ANNUITY SEGMENT SPREADS LTM:	2004	2003
Asset earned rate	5.74%	6.27%
Liability credited rate (1)	3.58%	4.18%

Product spread	2.17%	2.09%

COMPONENTS OF ANNUITY SEGMENT SPREAD CALCULATION (2):

	Rolling 12 Months Ended
	June 30, 2004
	GAAP	Adjustment (1)	Non-GAAP
Investment income (3)	$576,721		$576,721
Average invested assets	$10,045,222		$10,045,222

Asset earned rate	5.74%		5.74%

Annuity segment benefit expense (1)	$377,944	$(15,374)	$362,570
Average annuity segment liabilities (1)	$10,286,221	$(146,362)	$10,139,859

Liability credited rate	3.67%		3.58%

Product spread	2.07%		2.17%

	Rolling 12 Months Ended
	June 30, 2003
	GAAP	Adjustment (1)	Non-GAAP
Investment income (3)	$557,781		$557,781
Average invested assets	$8,893,306		$8,893,306

Asset earned rate	6.27%		6.27%

Annuity segment benefit expense (1)	$387,303	$(9,246)	$378,057
Average annuity segment liabilities (1)	$9,121,302	$(75,773)	$9,045,529

Liability credited rate	4.25%		4.18%

Product spread	2.02%		2.09%

(1)	The liability credited rate is calculated using the annuity liability account value as the denominator for all annuity product types. The annuity liability account value is a non-GAAP financial measure for equity indexed annuity products. For GAAP, equity indexed product liabilities are to be stated at fair value following derivative accounting. In addition, the liability credited rate excludes capitalized bonus interest amortization from total benefit expense. For GAAP, effective January 1, 2004, capitalized bonus interest amortization is included in benefit expense instead of DAC amortization. The comparable GAAP measure is presented in the “Components of Annuity Segment Spread Calculation” section on this page. The non-GAAP measure presentation is used by management to measure the liability credited rate exclusive of the fair value adjustments that will fluctuate from period to period depending on the prevailing interest rate and economic environment and exclusive of the capitalized bonus interest amortization that historically has not been a part of this measure.

(2)	The annuity segment spread calculation includes fixed annuity and equity indexed annuity products only. IL Annuity products, which we are no longer selling, and funding agreements are excluded from the calculation.

(3)	Excludes surrender charge income.

AmerUs Group Co.
Closed Block
($ in thousands)

	June 30,	December 31,
	2004	2003
LIABILITIES:
Future life and annuity policy benefits	$2,816,832	$2,845,365
Policyowner funds	8,573	9,232
Accrued expenses and other liabilities	60,299	44,473
Dividends payable to policyowners	173,314	173,703
Policy and contract claims	11,732	22,694
Policyowner dividend obligation	70,152	134,386

Total Liabilities	3,140,902	3,229,853

ASSETS:
Securities available-for-sale at fair value:
Fixed maturity securities	1,946,412	2,027,177
Mortgage loans	77,065	80,170
Policy loans	337,434	346,823
Cash and cash equivalents	1,052	3,492
Accrued investment income	32,178	32,629
Premiums, fees and other receivables	85,993	55,134
Other assets	17	17

Total Assets	2,480,151	2,545,442

Maximum future earnings to be recognized from assets and liabilities of the Closed Blocks	$660,751	$684,411

	For The Three Months Ended		For The Six Months Ended
	June 30,		June 30,
	2004	2003	2004	2003
REVENUES AND EXPENSES:
Insurance premiums	$44,684	$55,009	$97,280	$117,815
Product charges	1,311	2,685	1,401	6,224
Net investment income	36,235	37,577	71,969	77,316
Realized/unrealized gains (losses) on investments	(4,473)	275	(3,643)	7,344
Policyowner benefits	(58,495)	(56,690)	(113,665)	(128,519)
Underwriting, acquisition and other expenses	(918)	(1,115)	(2,007)	(2,246)
Dividends to policyowners	(9,019)	(27,738)	(32,418)	(57,649)

Contribution from the Closed Block before income taxes	$9,325	$10,003	$18,917	$20,285

AmerUs Group Co.
Additional Information
($ in thousands)

	June 30,	December 31,
	2004	2003
LIFE INSURANCE IN FORCE (FACE AMOUNT) (1):
Traditional Life	$68,873,000	$70,904,000
Universal Life	22,284,000	20,780,000
Equity Indexed Life	7,763,000	6,878,000

Total Life Insurance In Force	$98,920,000	$98,562,000

RESERVES (GAAP) (including Closed Block):
Traditional Life	$3,499,326	$3,465,853
Universal Life	1,578,853	1,517,227
Equity Indexed Life	289,913	224,874

Total Life Insurance Reserves	5,368,092	5,207,954
Deferred Fixed Annuity	7,024,286	7,257,387
Equity Indexed Annuity	4,834,396	4,439,836

Total Annuity Reserves	11,858,682	11,697,223
Total Reserves	$17,226,774	$16,905,177

NUMBER OF PRODUCERS:
Career Agents (including managing general agents)	1,270	1,225
Personal Producing General Agents and sub-agents	5,650	4,762
Independent Agents	23,147	23,356
Wholesale Broker / Dealer — AMAL Corp. Joint Venture & IL Securities	710	707
Registered Representatives — AMAL Corp. Joint Venture & IL Securities	17,688	17,581

Total Producers	48,465	47,631

	June 30,	June 30,
	2004	2003
LIFE INSURANCE LAPSE RATE — LTM	6.3%	6.3%
ANNUITY WITHDRAWAL RATES — LTM
With Internal Replacements	9.8%	9.1%
Without Internal Replacements	9.0%	8.7%

(1)	Life insurance in force is a performance measure utilized by investors, analysts and the Company to assess the Company’s position in the industry.

AmerUs Group Co.
Additional Information
($ in thousands)

DAC / VOBA ROLLFORWARD:	DAC	VOBA	BONUS INTEREST
Beginning Balance — December 31, 2003	$1,021,856	$419,582	$98,274
Capitalization	183,242	3,415	23,091
Amortization	(71,786)	(34,403)	(9,106)
Amortization impact of adopting SOP 03-1	2,185	—	—
FAS 115 Adjustment	130,761	19,888	18,606

Ending Balance — June 30, 2004	$1,266,258	$408,482	$130,865

CONTRIBUTION FROM THE CLOSED BLOCK	2004	2005
First Quarter	$9,592	$9,291
Second Quarter	9,325	9,028
Third Quarter	9,066	8,772
Fourth Quarter	8,812	8,522

Total	$36,795	$35,613

NOTE: The above table sets forth the actuarial calculation of the expected contribution from the Closed Block. The actual contribution from the Closed Block may vary from the amounts illustrated here due to differences between actual mortality results, investment results and other factors as compared to the expected results for these items used in the actuarial calculation.

AmerUs Group Co.
Income Tax Rate Reconciliation

	For The Six Months Ended
	June 30,
	2004	2003
Corporate federal income tax rate	35.00%	35.00%
Net benefit of tax credits	(0.10%)	(0.08%)
Dividend received deduction	(0.88%)	(0.45%)
Non-deductible meals, entertainment & dues	0.23%	0.43%
Tax exempt income	(2.67%)	(2.14%)
State taxes on non-life operations	0.21%	0.65%
Income tax provision release and deferred income tax asset valuation allowance change	(20.65%)	—
Other items, net	0.21%	(0.15%)

Effective tax rate	11.35%	33.26%

Corporate Profile
AmerUs Group Co. is an Iowa corporation headquartered in Des Moines, Iowa that markets and underwrites a complete line of life insurance and annuity products to individuals and small businesses. With $22.1 billion in assets, AmerUs sells products in 50 states, the District of Columbia and the Virgin Islands through its operating subsidiaries: AmerUs Life
Insurance Company; American Investors Life Insurance Company, Inc.; Financial Benefit Life
Insurance Company; Indianapolis Life Insurance Company; Bankers Life Insurance Company
of New York; and IL Securities, Inc.

AmerUs Group’s common stock is traded on the New York Stock Exchange
(NYSE) under the trading symbol “AMH”.

Corporate Headquarters

AmerUs Group Co.
699 Walnut Street — 20th Floor
Des Moines, IA 50309
Phone: (515) 362-3600
Fax: (515) 362-3648

Common Stock and Dividend Information

			Dividend
	High	Low	Declared
2004
First Quarter	$41.00	$34.73	$0.00
Second Quarter	$41.70	$36.73	$0.00
2003
First Quarter	$30.70	$22.94	$0.00
Second Quarter	$28.41	$24.44	$0.00
Third Quarter	$35.89	$27.70	$0.00
Fourth Quarter	$38.00	$34.48	$0.40

Investor Relations Marty Ketelaar Vice President — Investor Relations Phone — (515) 362-3693 Fax — (515) 362-3648 e-mail: marty.ketelaar@amerus.com	Transfer Agent and Registrar Mellon Investor Service, LLC P.O. Box 3315 South Hackensack, NJ 07606-1915 (800) 304-9709 www.melloninvestor.com

Annual Report and Other Information

Shareholders may receive, without charge, a copy of AmerUs Group Co.’s Annual Report for the year ended December 31, 2003 by contacting the Company at (515) 362-3695 or by visiting our web site at www.amerus.com.

AmerUs Group Co.’s Form 10-K (without exhibits) filed with the Securities and Exchange Commission for the year ended December 31, 2003, Forms 10-Q and press releases are also available at no charge by calling (515) 362-3695 or by visiting the Company’s web site at www.amerus.com.